SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                          Form 8-K

                       CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25,
                                                  2001



                      LACLEDE GAS COMPANY
________________________________________________________________
       (Exact name of registrant as specified in its charter)

   Missouri              1-1822                   43-0368139
________________________________________________________________
(State or other        (Commission              (IRS Employer
 jurisdiction             File                  Identification
     of                  Number)                     No.)
 incorporation)

 720 Olive Street      St. Louis, Missouri           63101
________________________________________________________________
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number,
 including area code                            (314) 342-0500
                                                ______________

                             NONE
________________________________________________________________
  (Former name or former address, if changed since last report)


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Item 7.  Exhibits.

     See the Index to Exhibits.




Item 9.  Regulation FD Disclosure

     At the Company's annual meeting of its shareholders today, the Company's officers will be delivering the presentation attached as Exhibit 1.




























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                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LACLEDE GAS COMPANY
                                      (Registrant)



                                   By: GERALD T. MCNEIVE, JR.
                                       ------------------------
                                       Gerald T. McNeive, Jr.
                                       Senior Vice President-
                                       Finance and General
                                       Counsel

January 25, 2001
     (Date)






















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                       Index to Exhibits




Exhibit No.
-----------

    1            Presentation at Laclede Gas Company's
                 annual meeting of its shareholders